THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

SUPPLEMENT TO THE PROSPECTUSES (MAY 1, 2016)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

VARIABLE LIFE

VARIABLE COMPLIFE®

VARIABLE JOINT LIFE

VARIABLE EXECUTIVE LIFE

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

CUSTOM VARIABLE UNIVERSAL LIFE

EXECUTIVE VARIABLE UNIVERSAL LIFE

SURVIVORSHIP VARIABLE UNIVERSAL LIFE

This Supplement amends certain information contained in the Prospectuses referenced above.

In the section titled, “The Funds – Russell Investment Funds”, the following paragraph is amended to read as follows:

Russell Investment Funds

The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Russell Investment Management LLC (“RIM”). RIM is the investment adviser of the Russell Investment Funds.

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement is dated June 17, 2016.